UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 24, 2012 (October 3, 2012)

High Plains Gas, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-125068	26-3633813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 East Lincoln St, Gillette, Wyoming	82717
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(307) 686-5030

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 17, 2012, Mark Hettinger resigned as an Officer and Director of High Plains Gas, Inc. (the “Company”).  The Board of Directors of the Company accepted Mr. Hettinger’s resignation.

Mr. Hettinger has been provided with a copy of the disclosures contained in this Report on Form 8-K, and has been given an opportunity to review and agree to such disclosures.  The Company has not received any letter disagreeing with this disclosure, and if any is received will file such letter by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

High Plains Gas, Inc.

Dated: October 24, 2012	By:	\s\ Brandon Hargett
Name: Brandon Hargett
Chief Executive Officer